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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 22, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-32717                13-4134098
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(State or Other Jurisdiction          (Commission File         (IRS Employer
       of Incorporation)                    Number)          Identification No.)

3 Times Square, New York, New York                                         10036
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing its third quarter 2003 results. The press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           INSTINET GROUP INCORPORATED
                                                    Registrant

Date: October 22, 2003
                                            By: /s/ John F. Fay
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                                               John F. Fay
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
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
99.1                Press Release of Instinet Group Incorporated issued October
                    22, 2003: Instinet Announces Third Quarter 2003 Results


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